                                                                    EXHIBIT 99.5


                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003


I.  RECONCILIATION OF COLLECTION ACCOUNT:
       End of Period Collection Account Balance as of Prior Payment Date:                              238,292.67
       Available Funds:
          Contract Payments due and received in this period                                          1,812,432.24
          Contract Payments due in prior period(s) and received in this period                         171,288.99
          Contract Payments received in this period for next period                                     30,270.93
          Sales, Use and Property Tax, Maintenance, Late Charges                                        65,940.87
          Prepayment Amounts related to early termination in this period                                39,510.48
          Servicer Advance                                                                           1,419,805.53
          Proceeds received from recoveries on previously Defaulted Contracts                                0.00
          Transfer from Reserve Account                                                                 63,687.13
          Interest earned on Collection Account                                                          1,202.18
          Interest earned on SPG Account                                                                   169.84
          Proceeds from repurchase of Contracts per Contribution and Servicing
             Agreement Section 5.03                                                                          0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01
            (Substituted contract < Predecessor contract)                                                    0.00
          Amounts paid under insurance policies                                                              0.00
          Any other amounts                                                                                  0.00

                                                                                                    -------------
       Total Available Funds                                                                         3,842,600.86
       Less: Amounts to be Retained in Collection Account                                              111,568.56
                                                                                                    -------------
       AMOUNT TO BE DISTRIBUTED                                                                      3,731,032.30
                                                                                                    =============


       DISTRIBUTION OF FUNDS:
          1. To Trustee -  Fees                                                                              0.00
          2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                207,304.83
          3. To Noteholders (For Servicer Report immediately following the Final
                Additional Closing Date)

             a) Class A1 Principal and Interest                                                              0.00
             a) Class A2 Principal (distributed after A1 Note matures) and Interest                          0.00
             a) Class A3 Principal (distributed after A2 Note matures) and Interest                          0.00
             a) Class A4 Principal (distributed after A3 Note matures) and Interest                  3,004,768.33
             b) Class B Principal and Interest                                                          51,159.77
             c) Class C Principal and Interest                                                         102,636.05
             d) Class D Principal and Interest                                                          69,129.77
             e) Class E Principal and Interest                                                          91,094.14

          4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                    60,731.40
          5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
              a) Residual Interest (Provided no Restricting or Amortization Event in effect)                 0.00
              b) Residual Principal (Provided no Restricting or Amortization Event in effect)           41,219.27
              c)  Reserve Account Distribution (Provided no Restricting or Amortization
                    Event in effect)                                                                     2,955.73
          6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                 Other Amounts                                                                          67,312.89
          7. To Servicer, Servicing Fee and other Servicing Compensations                               32,720.12
                                                                                                    -------------
       TOTAL FUNDS DISTRIBUTED                                                                       3,731,032.30
                                                                                                    =============

                                                                                                    -------------
       End of Period Collection Account Balance {Includes Payments in Advance &
          Restricting Event Funds (if any)}                                                            111,568.56
                                                                                                    =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                   $4,104,190.93
       - Add Investment Earnings                                                                         2,955.73
       - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                 60,731.40
       - Less Distribution to Certificate Account                                                       63,687.13
                                                                                                    -------------
End of period balance                                                                               $4,104,190.93
                                                                                                    =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                          $4,104,190.93
                                                                                                    =============



                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003



III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                          Pool A                                                60,371,037.54
                          Pool B                                                16,471,304.30
                                                                                -------------
Class A Monthly Interest - Pool A                                                  357,949.94              76,842,341.84
Class A Monthly Interest - Pool B                                                   97,661.11
Class A Overdue Principal, if any                                                   97,914.30
Class A Monthly Principal - Pool A                                               1,766,209.65
Class A Monthly Principal - Pool B                                                 782,947.63
Excess cash to Principal                                                                 0.00
Reserve Account Distribution                                                             0.00
Cash Shortfall due to Residual funds erroneously received in August                (97,914.30)
                                                                                                            2,549,157.28
                                                                                -------------
Ending Principal Balance of the Class A Notes
                          Pool A                                                58,604,827.89
                          Pool B                                                15,688,356.67
                                                                                -------------              -------------
                                                                                                           74,293,184.56
                                                                                                           =============

-------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                 Ending Principal
Original Face $240,779,000                    Original Face $240,779,000                                Balance Factor
$          1.892237                           $         10.993781                                              30.855342%
-------------------------------------------------------------------------------------------------------------------------


IV.  CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                          Class A1                                                       0.00
                          Class A2                                                       0.00
                          Class A3                                                       0.00
                          Class A4                                              76,842,341.84

                                                                                -------------

Class A Monthly Interest                                                                                   76,842,341.84
                          Class A1 (Actual Number Days/360)                              0.00
                          Class A2                                                       0.00
                          Class A3                                                       0.00
                          Class A4                                                 455,611.05

                                                                                -------------

Class A Monthly Principal
                          Class A1                                                       0.00
                          Class A2                                                       0.00
                          Class A3                                                       0.00
                          Class A4                                               2,549,157.28

                                                                                -------------
                                                                                                            2,549,157.28
Ending Principal Balance of the Class A Notes
                          Class A1                                                       0.00
                          Class A2                                                       0.00
                          Class A3                                                       0.00
                          Class A4                                              74,293,184.56

                                                                                -------------              -------------
                                                                                                           74,293,184.56
                                                                                                           =============

Class A4

------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $85,804,000     Original Face $85,804,000      Balance Factor
$ 5.309905                    $ 29.709073                    86.584757%
------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003


V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                          Pool A                                                 1,028,923.82
                          Pool B                                                   280,701.33
                                                                                -------------
                                                                                                            1,309,625.15
        Class B Overdue Interest, if any                                                 0.00
        Class B Monthly Interest - Pool A                                            6,056.07
        Class B Monthly Interest - Pool B                                            1,652.16
        Class B Overdue Principal, if any                                            1,669.00
        Class B Monthly Principal - Pool A                                          30,105.84
        Class B Monthly Principal - Pool B                                          13,345.70
        Cash Shortfall due to Residual funds erroneously received in August         (1,669.00)                 43,451.54
                                                                                -------------
        Ending Principal Balance of the Class B Notes
                           Pool A                                                  998,817.98
                           Pool B                                                  267,355.63
                                                                                -------------              -------------
                                                                                                            1,266,173.61
                                                                                                           =============

-------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                 Ending Principal
Original Face $4,104,000                      Original Face $4,104,000                                  Balance Factor
$          1.878224                           $         10.587607                                              30.852183%
-------------------------------------------------------------------------------------------------------------------------



VI.  CLASS C NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class C Notes
                          Pool A                                                 2,057,847.65
                          Pool B                                                   561,402.68
                                                                                -------------
                                                                                                            2,619,250.33

        Class C Overdue Interest, if any                                                 0.00
        Class C Monthly Interest - Pool A                                           12,360.80
        Class C Monthly Interest - Pool B                                            3,372.16
        Class C Overdue Principal, if any                                            3,337.99
        Class C Monthly Principal - Pool A                                          60,211.69
        Class C Monthly Principal - Pool B                                          26,691.40
        Cash Shortfall due to Residual funds erroneously received in August         (3,337.99)                 86,903.09
                                                                                -------------
        Ending Principal Balance of the Class C Notes
                          Pool A                                                 1,997,635.96
                          Pool B                                                   534,711.28
                                                                                -------------              -------------
                                                                                                            2,532,347.24
                                                                                                           =============

------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $8,208,000      Original Face $8,208,000       Balance Factor
$ 1.916784                    $ 10.587608                    30.852184%
------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003

VII.  CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                          Pool A                                                 1,371,898.43
                          Pool B                                                   374,268.45
                                                                                -------------
                                                                                                            1,746,166.88
        Class D Overdue Interest, if any                                                 0.00
        Class D Monthly Interest - Pool A                                            8,795.01
        Class D Monthly Interest - Pool B                                            2,399.37
        Class D Overdue Principal, if any                                            2,225.32
        Class D Monthly Principal - Pool A                                          40,141.13
        Class D Monthly Principal - Pool B                                          17,794.26
        Cash Shortfall due to Residual funds erroneously received in August         (2,225.32)                 57,935.39
                                                                                -------------
        Ending Principal Balance of the Class D Notes
                          Pool A                                                 1,331,757.30
                          Pool B                                                   356,474.19
                                                                                -------------              -------------
                                                                                                            1,688,231.49
                                                                                                           =============

-------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                                 Ending Principal
Original Face $5,472,000                      Original Face $5,472,000                                  Balance Factor
$          2.045757                           $         10.587608                                              30.852184%
-------------------------------------------------------------------------------------------------------------------------



VIII. CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                          Pool A                                                1,714,873.02
                          Pool B                                                  467,835.57
                                                                                -------------
                                                                                                            2,182,708.59

        Class E Overdue Interest, if any                                                 0.00
        Class E Monthly Interest - Pool A                                           14,672.17
        Class E Monthly Interest - Pool B                                            4,002.72
        Class E Overdue Principal, if any                                            2,781.65
        Class E Monthly Principal - Pool A                                          50,176.42
        Class E Monthly Principal - Pool B                                          22,242.83
        Cash Shortfall due to Residual funds erroneously received in August         (2,781.65)                 72,419.25
                                                                                -------------
        Ending Principal Balance of the Class E Notes
                          Pool A                                                1,664,696.60
                          Pool B                                                  445,592.74
                                                                                -------------              -------------
                                                                                                            2,110,289.34
                                                                                                           =============


------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $6,840,000      Original Face $6,840,000       Balance Factor
$ 2.730247                    $ 10.587610                    30.852183%
------------------------------------------------------------------------------

                     DVI RECEIVABLES XII L.L.C. 2000-2
                              SERVICER REPORT
                  FOR THE PAYMENT DATE SEPTEMBER 12, 2003



IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                                       Pool A                                    2,059,027.59
                                       Pool B                                      561,951.64
                                                                                -------------
                                                                                                            2,620,979.23
        Residual Interest - Pool A                                                       0.00
        Residual Interest - Pool B                                                   3,373.24
        Residual Principal - Pool A                                                 63,549.68
        Residual Principal - Pool B                                                 26,691.40
                                                                                -------------
                                                                                                               90,241.08
        Ending Residual Principal Balance
                                       Pool A                                    1,995,477.91
                                       Pool B                                      535,260.24
                                                                                -------------              -------------
                                                                                                            2,530,738.15
                                                                                                           =============


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                      32,720.12
         - Servicer Advances reimbursement                                                                    207,304.83
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                     67,312.89
                                                                                                           -------------
        Total amounts due to Servicer                                                                         307,337.84
                                                                                                           =============


                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003



XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture
           Agreement, at the beginning of the related Collection Period                                    68,603,608.00
        Aggregate Discounted Contract Balance of Additional Contracts
           acquired during Collection Period                                                                        0.00

        Decline in Aggregate Discounted Contract Balance                                                    2,118,322.67

                                                                                                           -------------
        Aggregate Discounted Contract Balance, as defined in Indenture
           Agreement, at the ending of the related Collection Period                                       66,485,285.33
                                                                                                           =============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances      1,943,237.76

            - Principal portion of Prepayment Amounts                               39,259.87

            - Principal portion of Contracts repurchased under Indenture
                    Agreement Section 4.02                                               0.00

            - Aggregate Discounted Contract Balance of Contracts that have
                   become Defaulted Contracts during the Collection Period         135,825.04

            - Aggregate Discounted Contract Balance of Substitute Contracts
                   added during Collection Period                                        0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts
                   withdrawn during Collection Period                                    0.00

                                                                                -------------
                          Total Decline in Aggregate Discounted Contract
                            Balance                                              2,118,322.67
                                                                                =============


POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture
           Agreement, at the beginning of the related Collection Period                                    18,717,463.94

        Aggregate Discounted Contract Balance of Additional Contracts acquired
           during Collection Period                                                                                 0.00

        Decline in Aggregate Discounted Contract Balance                                                      889,713.22

                                                                                                           -------------
        Aggregate Discounted Contract Balance, as defined in Indenture
           Agreement, at the ending of the related Collection Period                                       17,827,750.72
                                                                                                           =============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances        889,713.22

            - Principal portion of Prepayment Amounts                                    0.00

            - Principal portion of Contracts repurchased under Indenture
                   Agreement Section 4.02                                                0.00

            - Aggregate Discounted Contract Balance of Contracts that have
                   become Defaulted Contracts during the Collection Period               0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts
                   added during Collection Period                                        0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts
                   withdrawn during Collection Period                                    0.00

                                                                                -------------
                          Total Decline in Aggregate Discounted Contract
                            Balance                                                889,713.22
                                                                                =============

                                                                                                           -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION
     PERIOD                                                                                                84,313,036.05
                                                                                                           =============


                       DVI RECEIVABLES XII, L.L.C. 2000-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 12, 2003

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

   Pool A
                           Discounted                                Discounted
   Lease #                 Present Value             Lease #         Present Value
   -------                 -------------             -------         -------------
#* 2000664-003 (08/03)         22,722.50                                      0.00
#* 2002513-001 (08/03)          5,256.54
#* 9900071-001 (08/03)         86,594.93
#* 2000664-002 (09/03)          2,733.12
#* 2002653-001 (09/03)          5,250.73
#* 9900071-002 (09/03)         16,574.94
                                                     -----------
                                          Totals:    $139,132.76
   Pool B
                           Discounted                                Discounted
   Lease #                 Present Value             Lease #         Present Value
   -------                 -------------             -------         -------------


                                                     -----------
                                          Totals:    $      0.00



    a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS        $139,132.76
    b) ADCB AT CLOSING DATE                                        273,612,728.90
    c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                          0.05%

    ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS.
 *  THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
**  NONRECOVERABLE ADVANCE
 #  NONRECOVERABLE

                       DVI RECEIVABLES XII, L.L.C. 2000-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 12, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

Pool A

        Repurchases                             $   6,674,022.12

        Substitutions                           $   5,929,947.88

Pool B

        Repurchases                             $   1,268,224.06

        Substitutions                           $   4,770,073.25

                                                ----------------
Total                                           $  18,642,267.31

   a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT CONTRACTS REPURCHASED         $ 18,642,267.31
   b) ADCB AT CLOSING DATE                                                          273,612,728.90
   c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                                           6.81%

*  ANY DELINQUENT CONTRACT THE SERVICER HAS REPURCHASED FROM THE POOL

                       DVI RECEIVABLES XII, L.L.C. 2000-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 12, 2003


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

Pool A
                                                                                                 Predecessor
                                                        Discounted             Predecessor       Discounted
Lease #     Lessee Name                                 Present Value          Lease #           Present Value
-------     -----------                                 -------------          -----------       -------------
            NONE

                                                        -------------                            -------------
                                           Totals:              $0.00                                    $0.00

   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                        $          0.00
   b) ADCB OF POOL A AT CLOSING DATE                                               $186,735,373.96
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                                $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                 $0.00
c) If (a) > (b) amount to be deposited in Collection Account per Contribution & Servicing
   Agreement Section 7.02                                                                                      $0.00


Change in any of the above detail during the related Collection Period        YES              NO   X
                                                                              ------------     -----------

Pool B
                                                                                                 Predecessor
                                                        Discounted             Predecessor       Discounted
Lease #     Lessee Name                                 Present Value          Lease #           Present Value
-------     -----------                                 -------------          -------           -------------
            NONE

                                                        -------------                            -------------
                                           Totals:              $0.00                                    $0.00

   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                        $          0.00
   b) ADCB OF POOL B AT CLOSING DATE                                               $ 86,877,354.94
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)             0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( >180 DAYS), THE SERVICER
  HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                                $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                 $0.00
c) If (a) > (b) amount to be deposited in Collection Account per Contribution & Servicing
   Agreement Section 7.02                                                                                      $0.00

Change in any of the above detail during the related Collection Period        YES              NO   X
                                                                              ------------     -----------

                        DVI RECEIVABLES XI, L.L.C. 2000-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003


XV. Cumulative Detail of Substituted Contracts - Non-Performing (Pool A) & General Rights (Pool B)
      Pool A - Non-Performing

                                                                                               Predecessor
                                                       Discounted          Predecessor         Discounted
      Lease #       Lessee Name                        Present Value       Lease #             Present Value
      ------------------------------------------       ----------------    ----------------    ----------------
      1528-004                                               194,560.17    2042-202                  981,403.44
      2826-001                                               789,368.50
      2875-008                                               735,842.45    2314-004                  707,303.41
      2709-202                                               390,173.53    2041-201                  526,898.39
      2712-201                                               123,333.71    2041-202                   87,853.47
      2712-202                                               102,100.09
      3323-001                                             1,018,210.69    2659-001                  567,212.03
                    Cash                                     116,213.37    2660-001                  567,212.03
      3694-003                                               607,349.06    973-021                   154,974.48
      3698-002                                               506,124.29    973-022                    31,639.99
      3702-002                                             1,418,075.66    973-023                    49,476.32
                                                                           973-026                    56,668.18
                                                                           1969-102                  487,002.62
                                                                           2590-001                1,261,454.31
                                                                           1081-501                  326,796.30
                                                                           1081-503                  124,052.91
                                                       ----------------                        ----------------
                                             Totals        6,001,351.52                            5,929,947.88

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                              5,929,947.88
      b) ADCB OF POOL A AT CLOSING DATE                                                         $186,735,373.96
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                    3.18%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                      $0.00
b) Total discounted Contract Balance of Substitute Receivables                       $0.00
c) If (a) > (b) amount to be deposited in Collection Account per Contribution &
     Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAILS DURING THE RELATED COLLECTION PERIOD              YES       NO   X
                                                                                     ------    ------

Pool B - General Contract Substitution Rights

                                                                                               Predecessor
                                                       Discounted          Predecessor         Discounted
      Lease #        Lessee Name                       Present Value       Lease #             Present Value
      ------------------------------------------       ----------------    ----------------    ----------------
      3313-001                                             1,103,064.69    1004-501                   60,739.26
      3313-003                                             1,035,735.31    1004-502                   60,739.26
      3309-002                                               998,471.79    2786-001                3,010,223.86
      3702-005                                               911,603.03    2140-501                1,338,784.85
      3718-001                                               809,799.02    2445-002                  224,427.12
                                                                           2671-001                   75,159.10

                                                       ----------------                        ----------------
                                             Totals        4,858,673.84                           $4,770,073.25

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTACTS SUBSTITUTED                                 $4,770,073.25
      b) ADCB OF POOL B AT CLOSING DATE                                                          $86,877,354.94
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                    5.49%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                      $0.00
b) Total discounted Contract Balance of Substitute Receivables                       $0.00
c) If (a) > (b) amount to be deposited in Collection Account per Contribution &
     Servicing Agreement Section 7.02                                                $0.00

CHANGE IN ANY OF THE ABOVE DETAILS DURING THE RELATED COLLECTION PERIOD              YES       NO   X
                                                                                     ------    ------

                        DVI RECEIVABLES XII, LLC, 2000-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 12, 2003

XVI. Pool Performance Measurements

1.   Aggregate Discounted Balance

     Contracts Delinquent > 90 days                         Total Outstanding Contracts
     This Month                         218,741.54          This Month                         84,313,036.05
     1 Month                            303,998.36          1 Month Prior                      87,321,071.94
     2 Months Prior                     354,584.24          2 Months Prior                     91,543,610.24

     Total                              877,324.24          Total                             263,177,718.23

     a) 3 Month Average                 292,441.38          b) 3 Month Average                 87,725,906.08

     c) a/b                                   0.33%
2.   Does a Delinquency Condition Excel (1c > 6%)?                                                         Yes          No      X
                                                                                                              ---------      -------

3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                                 Yes          No      X
                                                                                                              ---------      -------
     B. An Indenture Event of Default has occurred and is then continuing?                                 Yes          No
                                                                                                              ---------      -------

4.   Has a Servicer Event of Default occurred?                                                             Yes          No
                                                                                                              ---------      -------

5.   Amortization Event Check

     A. Is 1c > 8%?                                                                                        Yes          No      X
                                                                                                              ---------      -------
     B. Bankruptcy, insolvency, reorganization; default/violation or any
        covenant or obligation be remedied within 90 days?                                                 Yes          No
                                                                                                              ---------      -------
     C. As of any Determination date, the sum of all defaulted contracts
        since the Closing date exceeds 6% of the ADC9 on the Closing Date?                                 Yes          No      X
                                                                                                              ---------      -------


8.   Aggregate Discounted Contract Balance at Closing Date                                               Balance  $ 273,612,728.90
                                                                                                                  ----------------

     Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:
                                                                                    TOTAL           % of Total
                                                                 A.D.C.B.          A.D.C.B.          A.D.C.B.
                                                                 --------          --------          --------
     30 Days Overdue                                        14,103,384.83     84,313,036.05            16.727%
     60 Days Overdue                                         3,559,150.34     84,313,036.05             4.221%
     90 Days Overdue                                           107,382.89     84,313,036.05             0.127%
     120 Days Overdue                                           32,030.92     84,313,036.05             0.038%
     150 Days Overdue                                           79,327.73     84,313,036.05             0.094%
     180 Days Overdue                                                0.00     84,313,036.05             0.000%

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 FUNDS TRANSFER
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003


Please transfer the following funds from DVI Collection A # 33-38134-1
             To the  Distribution Account                                       2,364,955.56
                                                                                ------------



Please transfer the following funds from DVI Collection A # 33-38134-3            834,550.21
                                                                                ------------
             To the  Distribution Account



Please transfer the following funds from SPG Collection A # 33-38134-0            293,697.70
                                                                                ------------
             To the  Distribution Account



Please transfer the following funds from SPG Collection A # 33-38134-2            237,828.83
                                                                                ------------
             To the  Distribution Account
